SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549




                              FORM 8-K


                           CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE


             SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


        Date of Report (Date of Earliest Event Reported): January 7, 1997



                             NATIONSBANK CORPORATION
                             -----------------------

             (Exact Name of Registrant as Specified in its Charter)




             North Carolina         1-6523              56-0906609
             --------------         ------              ----------
        (State of Incorporation)   (Commission         (IRS Employer
                                    File Number)        Identification No.)





          NationsBank Corporate Center, Charlotte, North Carolina 28255
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (704) 386-5000
                                 --------------
              (Registrant's Telephone Number, including Area Code)



ITEM 5.  OTHER EVENTS

(a)  Financial Statements of businesses acquired.

     The following consolidated financial statements of Boatmen's Bancshares, Inc. ("Boatmen's") and its subsidiaries are incorporated herein by reference to Exhibit 99.1 filed herewith:

     1.   Consolidated Balance Sheets as of December 31, 1996 and 1995.

     2. Consolidated Statements of Income for the years ended December 31, 1996, 1995 and 1994.

     3. Consolidated Statement of Changes in Stockholders' Equity for the years ended December 31, 1996, 1995 and 1994.

     4. Consolidated Statement of Cash Flows for the years ended December 31, 1996, 1995 and 1994.

     5.   Notes to the Consolidated Financial Statements.

     The information presented in Exhibit 99.1 with respect to the year ended December 31, 1994 is not incorporated herein.

     The report of Ernst & Young LLP, independent accountants, on the consolidated financial statements of Boatmen's Bancshares, Inc. as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996, is filed herewith as Exhibit 99.1 and the related consent is filed herewith as Exhibit 99.2. Both the opinion and consent are incorporated herein by reference.

(b)  Pro forma financial information.

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following unaudited Pro Forma Condensed Financial Information and explanatory notes are presented to show the impact on the historical financial position and results of operations of NationsBank Corporation ("NationsBank") of the acquisition of Boatmen's effective January 7, 1997, (the "Merger").

In accordance with the merger agreement, each share of Boatmen's Common Stock outstanding at the Effective Time of the merger (the "Effective Time") was converted in the Merger into the right to receive 1.305 shares of NationsBank common stock (adjusted for 2-for-1 stock split on February 27, 1997) or, at the election of each of the holders of Boatmen's Common Stock, $63.11 in cash (such cash consideration in the aggregate not to exceed 40% of the aggregate consideration paid by NationsBank for Boatmen's Common Stock), and each share of Boatmen's preferred stock was converted into new shares of NationsBank preferred stock having substantially similar terms.

The unaudited Pro Forma Condensed Financial Information reflects the Merger using the purchase method of accounting. The cash component of the purchase price is assumed to equal 40% of the purchase price in the unaudited Pro Forma Condensed Financial Information; the cash component of the purchase price was funded by NationsBank through the issuance of additional debt securities included in the NationsBank historical balance sheet. The actual cash election made by the holders of Boatmen's common stock was approximately 4%. However, NationsBank currently expects to and has previously disclosed its intent to repurchase shares of NationsBank common stock from time to time so that the pro forma impact of the Boatmen's acquisition will be the issuance of approximately 60% of the aggregate consideration in NationsBank common stock and 40% of the aggregate consideration in cash.

The unaudited Pro Forma Condensed Balance Sheet assumes that the Merger was consummated on December 31, 1996. The unaudited Pro Forma Condensed Statement of Income reflects the consolidation of the results of operation of NationsBank and Boatmen's for the year ended December 31, 1996.

The unaudited Pro Forma Condensed Financial Information reflects preliminary purchase accounting adjustments. Estimates relating to fair value of certain assets, liabilities and other items have been made as more fully described in the Notes to the Pro Forma Condensed Financial Information. Actual adjustments, which may include adjustments to additional assets, liabilities and other items, will be made on the basis of appraisals and evaluations as of the Effective Time and, therefore, will differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

The combined company expects to achieve substantial merger benefits including operating cost savings and revenue enhancements. The pro forma earnings, which do not reflect any potential savings or revenue enhancements which are expected to result from the consolidation of operations of NationsBank and Boatmen's, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings and revenue enhancements to be realized.

The unaudited Pro Forma Condensed Financial Information and explanatory notes presented also show the impact on the historical financial position and results of operations of NationsBank of the acquisitions of Bank South Corporation ("Bank South"), completed January 10, 1996, TAC Bancshares, Inc. and its subsidiary, Chase Federal Bank FSB ("Chase Federal"), completed August 13, 1996, and CSF Holdings, Inc. ("CSF") completed January 10, 1996 (collectively, the "Other Acquisitions"). The Other Acquisitions are reflected net of pro forma adjustments in the Pro Forma Condensed Financial Information and explanatory notes.

The Other Acquisitions were all closed prior to December 31, 1996 and are reflected in the December 31, 1996 NationsBank historical balance sheet. The unaudited Pro Forma Condensed Statement of Income reflects the results of operation of the Other Acquisitions for the year ended December 31, 1996 as if the Other Acquisitions had occurred on January 1, 1996. Chase Federal and CFS are reflected in the unaudited Pro Forma Condensed Financial Information using the purchase method of accounting and Bank South is reflected as a pooling of interests. The Other Acquisitions pro forma earnings do not reflect any potential savings or revenue enhancements that may result from the consolidation of operations of the Other Acquisitions and therefore are not indicative of the results of future operations.

                                  PRO FORMA BALANCE SHEET
                                   (Dollars in Millions)
                                        (Unaudited)
                                                              At December 31, 1996
                                          -----------------------------------------------------------
                                                                                          NationsBank
                                                        Boatmen's         Pro Forma        Boatmen's
                                          NationsBank   Bancshares       Adjustments       Combined
                                          -----------   -----------    ---------------    -----------
ASSETS
  Cash and cash equivalents............    $   8,933     $   2,733      $  (3,926) (1)     $   7,740
  Time deposits placed.................        1,843            72                             1,915
  Investment securities................       14,387        11,522             41  (1)        19,950
                                                                           (6,000) (2)
  Federal funds sold and securities
   purchased under agreements to resell.       6,959           446                             7,405
  Trading account assets...............       19,288            28                            19,316
  Loans, leases and factored accounts
   receivable, net of unearned income..      122,630        24,605                           147,235
  Allowance for credit losses..........       (2,315)         (458)                           (2,773)
  Premmises, equipment and lease
   rights, net.........................        2,712           776                             3,488
  Customers' acceptance liability......          858             -                               858
  Other assets.........................       10,499         1,476          6,477  (1)        18,549
                                                                               97  (1)
                                           ----------    ----------     ----------         ----------
    Total assets.......................    $ 185,794     $  41,200      $  (3,311)         $ 223,683
                                           ==========    ==========     ==========         ==========

LIABILITIES
  Deposits.............................    $ 106,498     $  31,954      $                  $ 138,452
  Borrowed funds.......................       24,001         4,311         (6,000) (2)        22,312
  Trading account liabilities..........       11,752             -                            11,752
  Acceptances outstanding..............          858             -                               858
  Accrued expenses and other
   liabilities.........................        5,026           618            390  (1)         6,034
  Long-term debt.......................       23,950           646                            24,596
                                           ----------    ----------     ----------         ----------
    Total liabilities..................      172,085        37,529         (5,610)           204,004
                                           ----------    ----------     ----------         ----------

SHAREHOLDERS' EQUITY
  Preferred stock......................          171            82                               253
  Common stock.........................        3,855           158           (158) (1)         9,743
                                                                            5,888  (1)
  Surplus..............................            -         1,200         (1,200) (1)             -
  Retained earnings....................        9,673         2,405         (2,405) (1)         9,673
  Less: Treasury stock.................            -          (168)           168  (1)             -
  Other including loan to ESOP trust...           10            (6)             6  (1)            10
                                           ----------    ----------     ----------         ----------
    Total shareholders' equity.........       13,709         3,671          2,299             19,679
                                           ----------    ----------     ----------         ----------
    Total liabilities and
     shareholders' equity..............    $ 185,794     $  41,200      $  (3,311)         $ 223,683
                                           ==========    ==========     ==========         ==========

 See accompanying notes to the pro forma balance sheet.

                                       PRO FORMA CONDENSED STATEMENT OF INCOME
                                   (Dollars in Millions, Except Per Share Amounts)
                                                     (Unaudited)

			                                                          For the Year Ended December 31, 1996
														                           ----------------------------------------------------------------------------
										                                                                       NationsBank
					                                                 Boatmen's		  Pro Forma			   Boatmen's 		  Other 		    Pro Forma
                                     			 NationsBank 	Bancshares 	Adjustments		   Combined 		Acquisitions 		Combined
														                           -----------  ----------  -----------     ---------  ------------   ---------
Income from Earning Assets
 	Interest and fees on loans and leases..	$ 10,440     $  2,110     $ 	       	   $ 12,550     $     55 	   $ 12,605
 	Interest and dividends on securities...	   1,306  	       737 		        (4) (3) 		 1,645           45 		     1,690
                                                          							       (394)	(5)
 	Interest on federal funds sold and
   securities purchased under
	  agreements to resell.................		     666 		        24 			     		             690 		         -   		     690
	 Trading account securities............	    1,225            4 					                1,229            -   		   1,229
	 Other.................................		     159 		         6 					                  165 		         -   		     165
                                         -----------  ----------  -----------     ---------  ------------   ---------
	   Total income from earning assets....	   13,796        2,881         (398)			    16,279          100 		    16,379
Interest Expense
 	Deposits..............................	    3,322          994 					                4,316           45 		     4,361
 	Borrowed funds........................     2,155          249 		      (364) (5) 		 2,040            9 		     2,049
 	Long-term debt........................	    1,337           53 		       307 	(4) 		 1,697           21 		     1,718
 	Other.................................		     653 		         -   					                653 		         -   		     653
                                         -----------  ----------  -----------     ---------  ------------   ---------
	   Total interest expense..............		   7,467        1,296          (57)		      8,706           75 		     8,781
                                         -----------  ----------  -----------     ---------  ------------   ---------
Net interest income.....................		   6,329        1,585  	      (341) 			    7,573           25 		     7,598
Provision for credit losses.............			    605 		        85 	                      690 		         6 		       696
                                         -----------  ----------  -----------     ---------  ------------   ---------
	   Net credit income...................		   5,724        1,500         (341)			      6,883          19 		     6,902
Gains on sales of securities............			     67 		         2 					                    69 		        2 		        71
Noninterest income......................		   3,646          839 		        (6) (3) 		  4,479           3 		     4,482
Merger-related charge...................			    118 		        70 					                   188 		        -   		     188
Noninterest expense.....................			  5,685        1,453          297 	(3) 		  7,435          25 		     7,460
                                         -----------  ----------  -----------     ---------  ------------   ---------
Income before taxes.....................		   3,634          818 		      (644)         3,808          (1)		     3,807
Income taxes............................			  1,259          295 		      (125) (7) 		  1,429           -   		   1,429
                                         -----------  ----------  -----------     ---------  ------------   ---------
Net income..............................		   2,375          523 		      (519)         2,379          (1)       2,378
Preferred dividends.....................		      15 		         7 					                    22 		        -   		      22
                                         -----------  ----------  -----------     ---------  ------------   ---------
Net income available to common
  shareholders..........................	$   2,360     $    516 	  $    (519)     $  	2,357   $	     (1)    $  2,356
                                         ===========  ==========  ===========     =========  ============   =========
Primary earnings per common share.......	$    4.00   	          		                $    3.30 				            $   3.30
                                         ===========                              =========                 =========
Fully diluted earnings per common share.	$    3.92 			                            $ 	  3.25 			             $ 	 3.25
                                         ===========                              =========                 =========

Average Common Shares - Primary.........   590,214                                  714,318                  714,318
                                         ===========                              =========                 =========
Average Common Shares - Fully Diluted...	  603,528                                  727,632                  727,632
                                         ===========                              =========                 =========


        NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION (Amounts in Millions, Shares in Thousands, Per-Share Amounts Actuals)

The unaudited Pro Forma Condensed Financial Information is based upon the following adjustments and related assumptions; the actual purchase accounting adjustments will be made on the basis of appraisals and evaluations as of the date of consummation of the transaction and, therefore, will differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

Note 1

The purchase accounting adjustments to record the Merger used in the preparation of the unaudited Pro Forma Condensed Balance Sheet are summarized below:

Shares of Boatmen's Common Stock outstanding.....................  155,501 (A)
Exchange ratio...................................................    1.305
                                                                   -------
NationsBank common share equivalents.............................  202,929

     Consideration to be paid in NationsBank Common Stock........      60% (B)
                                                                   -------
     NationsBank Common Stock assumed issued.....................  121,757
     Assumed NationsBank Share Price............................. $48.3625 (C)
                                                                  --------
     Assumed additional shareholders' equity.....................   $5,888
                                                                    ------

     Consideration to be paid in cash............................      40% (B)
                                                                   -------
     NationsBank Common Stock assumed issued.....................   81,172
     Assumed NationsBank Share Price............................. $48.3625 (C)
                                                                  --------
     Assumed cash consideration..................................   $3,926
                                                                    ------

Purchase price of acquisition (from above).......................   $9,814

Historical net assets acquired...................................   $3,671
Less: Boatmen's preferred stock..................................      (82)
                                                                    -------
                                                                     3,589
                                                                    -------
Premium to allocate..............................................   $6,225
                                                                    -------

Adjustments to fair value of net assets acquired:
     Investment Securities.......................................       41 (D)
     Deferred Income Taxes.......................................       97 (E)
     Other Accrued Expenses......................................     (390)(G)
     Intangibles.................................................    6,477 (F)
                                                                    -------
                                                                    $6,225
                                                                    -------

(A) Represents the number of shares of Boatmen's Common Stock outstanding at the Effective Time.

(B) Each share of Boatmen's Common Stock outstanding at the Effective Time was converted in the Merger into the right to receive 1.305 shares of NationsBank common stock or, at the election of each of the holders of Boatmen's Common Stock, an amount in cash in respect of each share of Boatmen's Common Stock that is equal to the Exchange Ratio times the market value of the NationsBank Common Stock during the 10 consecutive trading day period during which the shares of NationsBank Common Stock were traded on the New York Stock Exchange ending on the tenth calendar day immediately prior to the Effective Time (such cash consideration in the aggregate not to exceed 40% of the aggregate consideration paid by NationsBank for Boatmen's Common Stock). An assumed cash election of 40% has been used in the pro forma computations. The unaudited Pro Forma Condensed Financial Information reflects funding of the cash component of the purchase price from issuance of additional debt securities. As indicated above, the actual cash election was approximately 4%. However, NationsBank currently expects to repurchase shares of NationsBank common staock from time to time so that the pro forma impact of the Boatmen's acquisition will be the issuance of approximately 60% of the aggregate consideration in NationsBank common stock and 40% of the aggregate consideration in cash.

(C) NationsBank Common Stock price average over the ten consecutive trading day period from December 13, 1996 through December 27, 1996 as explained in (B) above, adjusted to reflect the 2-for-1 stock split on February 27, 1997.

(D) Reflects the net appreciation in the securities portfolio at December 31, 1996.

(E) Represents the amount of deferred tax associated with adjustments to the carrying value of investments securities, mortgage servicing rights and certain identifiable intangible assets.

(F) Includes identifiable intangibles, estimated fair value in excess of carrying value of mortgage servicing rights at December 31, 1996, and goodwill.

(G) Includes personnel related items, write-offs of premises and equipment, transition costs and other merger-related expenses.


Note 2

Reflects the planned reduction of discretionary investment securities and related paydown of borrowed funds.

Note 3

The purchase accounting adjustments related to the Merger reflected in the unaudited Pro Forma Condensed Statement of Income are summarized as follows:

                                                                Year Ended
                                                               December 31,
                                                                   1996
                                                               ------------
         Interest income
           Amortization of securities fair value adjustment.......  $4
         Noninterest income
           Amortization of mortgage servicing rights .............  $6
         Noninterest expense
           Amortization of intangibles fair value adjustment......$297

Note 4

Purchase accounting adjustments related to NationsBank's funding of the Merger have been reflected in the unaudited Pro Forma Condensed Statement of Income as follows:

                                                               Year Ended
                                                              December 31,
                                                                  1996
                                                              ------------
        Interest expense
          Increase in interest expense on debt securities
            to fund the cash component of the Common Stock
            Consideration.......................................  $307

Note 5

Foregone interest income on discretionary investment security portfolio reduction and related reduction in funding cost.

                                                       Year Ended
                                                      December 31,
                                                          1996
                                                      ------------

     Interest income.................................     $394
     Interest expense................................     $364
                                                          ----
                                                          $ 30
Note 6

The following assumptions were used in establishing the purchase accounting adjustments related to the Merger in the unaudited Pro Forma Condensed Statement of Income.

Securities
Amortize the premium into interest income on a straight-line method over the estimated maturities of the affected securities, 3 years.

Mortgage Servicing Rights
Amortize the excess of fair value over carrying value on a straight-line method over the estimated maturities of the underlying mortgages of 7 years.

Intangibles
Amortize the identifiable intangible value as noninterest expense over 10 years and goodwill on a straight-line basis over 25 years.

Note 7

Income tax expense on pro forma adjustments is reflected using a 36% tax rate.


ITEM 7.  EXHIBITS

The following Exhibits are filed herewith:

Exhibit No.      Description of Exhibit
-----------      ----------------------
99.1             Consolidated financial statements of
                 Boatmen's Bancshares, Inc. and
                 Report of Ernst & Young LLP.

99.2             Consent of Ernst & Young LLP.


                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  NATIONSBANK CORPORATION


                                                  By: /s/   Marc D. Oken
                                                     --------------------
                                                     Marc D. Oken
                                                     Chief Accounting Officer

Dated:  March 28, 1997


                                    EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Consolidated financial statements of
                  Boatmen's Bancshares, Inc. and Report of
                  Ernst & Young LLP.

99.2              Consent of Ernst & Young LLP.